JOHN HANCOCK TRUST
601 Congress Street, Boston, Massachusetts 02210

John Hancock Trust (“JHT”) is an open-end management investment company, commonly known as a mutual fund. Shares of JHT are not offered directly to the public but are sold only to insurance companies and their separate accounts as the underlying investment medium for variable contracts. JHT provides a range of investment objectives through 122 separate investment portfolios or funds (each a “fund,” collectively the “funds”). The following funds are described in this Prospectus:

INTERNATIONAL SMALL COMPANY TRUST
MID CAP INDEX TRUST
SMALLER COMPANY GROWTH TRUST

Neither the Securities and Exchange Commission (the “SEC”) nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense. No person, including any dealer or salesperson, has been authorized to give any information or to make any representations, unless the information or representation is set forth in this Prospectus. If any such unauthorized information or representation is given, it should not be relied upon as having been authorized by JHT, the adviser or any subadvisers to JHT or the principal underwriter of the shares. This Prospectus is not an offer to sell shares of JHT in any state where such offer or sale would be prohibited.

Prospectus dated May 1, 2009
(as amended November 12, 2009)

JOHN HANCOCK TRUST

FUND DESCRIPTIONS:
INVESTMENT OBJECTIVES AND STRATEGIES, RISKS AND PERFORMANCE

The investment objectives, principal investment strategies and principal risks of the funds are set forth in the fund descriptions below, together with performance information for each fund.

1.	Investment Management

John Hancock Investment Management Services, LLC (the “Adviser”) is the investment adviser to JHT and the funds. The Adviser administers the business and affairs of JHT and retains and compensates the investment subadvisers which manage the assets of the funds. The subadvisers formulate a continuous investment program for the funds, consistent with their investment goals and policies. The Adviser and subadvisers are registered as investment advisers under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), or are exempt from such registration. The Adviser is a wholly-owned subsidiary of Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC and its subsidiaries operate as “Manulife Financial” in Canada and Asia and primarily as “John Hancock” in the U.S.

2.	Investment Objectives and Strategies

Each fund has a stated investment objective, which it pursues through separate investment strategies or policies. The investment objective is nonfundamental (meaning that it may be changed without the approval of the shareholders of the fund). There can be no assurance that a fund will achieve its investment objective. The differences in objectives and policies among the funds can be expected to affect the return of each fund and the degree of market and financial risk to which each fund is subject. See “Additional Information About the Funds’ Principal Risks and Investment Policies.”

Temporary Defensive Investing.  Except as otherwise stated below in the description of a particular fund, during unusual or unsettled market conditions, for purposes of meeting redemption requests, or pending investment of its assets, each fund may invest all or a portion of its assets in cash and securities that are highly liquid, including: (a) high quality money market instruments, such as short-term U.S. government obligations, commercial paper, repurchase agreements or other cash equivalents; and (b) securities of other investment companies that are money market funds. In the case of funds investing extensively in foreign securities, these investments may be denominated in either U.S. or non-U.S. dollars and may include debt of foreign corporations and governments and debt of supranational organizations. To the extent a fund is in a defensive position, its ability to achieve its investment objective will be limited.

Use of Hedging and Other Strategic Transactions.  Except as otherwise stated below in the description of a particular fund, each fund is authorized to use all of the various investment strategies referred to under “Risks of Investing in Certain Types of Securities — Hedging, derivatives and other strategic transactions risk.” More complete descriptions of options, futures, currency and other derivative transactions that certain funds may engage in are set forth in the Statement of Additional Information (the “SAI”).

More complete descriptions of the money market instruments and certain other instruments in which certain funds may invest are set forth in the SAI. A more complete description of the debt security ratings used by JHT assigned by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Group (“S&P”) or Fitch Investor Services (“Fitch”) is included in Appendix A of the SAI.

3.	Principal Risks of Investing

Certain risks of investing in each fund are set forth in the fund’s description. If these risks materialize, an investor could lose money in a fund. The following risks, as well as the definition of a non-diversified fund and the risks associated with such a fund, are more fully described below under “Additional Information About the Funds’ Principal Risks and Investment Policies.”

•	Active management risk
•	Credit and counterparty risk
•	Equity securities risk
•	Exchange traded funds (“ETFs”) risk
•	Foreign securities risk
•	Hedging, derivatives and other strategic transactions risk
•	High portfolio turnover risk
•	Index management risk
•	Initial public offerings (“IPOs”) risk
•	Issuer risk
•	Liquidity risk
•	Medium and smaller company risk

Instability in the financial markets has led the United States Government and other governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the funds invest, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the funds themselves are regulated. Such legislation or regulation could limit or preclude a fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the funds’ portfolio holdings. Furthermore, volatile financial markets can expose the funds to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the funds.

An investment in any of the funds is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

4.	Past Performance

Each fund’s description typically contains a bar chart and a performance table, which provide some indication of the risks of investing in the fund. If a fund has less than one complete calendar year of performance, performance information is not provided for the fund.

Bar Chart.  The bar chart shows changes in the performance of Series I or Series II shares of each fund from year to year over a ten-year period, if available. The performance of NAV shares of each fund would be higher since NAV shares do not have Rule 12b-1 fees. Funds with less than ten years of performance history show performance from the inception date of the fund.

Performance Table.  The table compares each fund’s one, five and ten year average annual returns as of for and compares the returns of each class of shares to those of a broad-based securities market index.

Performance information in the bar chart and the performance table reflects all fees charged to each fund, such as advisory fees and all fund expenses. None of the funds charges a sales load or a surrender fee. The performance information does not reflect the fees and expenses, including any sales loads or surrender charges, of any variable insurance contract which may use JHT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower.

5.	Portfolio Managers

See “Subadvisory Arrangements and Management Biographies” for information relating to the funds’ portfolio managers.

6.	Fees and Expenses

Each class of shares is the same except for differences in class expenses, including different Rule 12b-1 fees, and certain voting rights with respect to matters affecting only one or more classes as described under “Multiple Classes of Shares.” The table below describes the fees and expenses for each class of shares of each fund offered through this Prospectus. The fees and expenses do not reflect the fees and expenses of any variable insurance contract that may use JHT as its underlying investment medium and would be higher if they did. Such fees and expenses are listed in the Prospectus for the variable insurance contract. None of the funds charges a sales load or surrender fee although these fees may be imposed by the variable insurance contract.

FUND ANNUAL EXPENSES

Unless otherwise noted in the footnotes to the Expense Table, expense information for all funds except the New Funds (those with less than six months of operations as of December 31, 2008) is based on expenses incurred during the fiscal year ended December 31, 2008 expressed as a percentage of fund average net assets during the period. For New Funds, expense information is based on estimated amounts for the current fiscal year. Each fund’s annual operating expenses will likely vary throughout the year and from year to year. A fund’s expenses for the current fiscal year may be higher than the expenses in the table below if the fund’s assets have decreased significantly from 2009 average net assets, because certain fund expenses do not decrease as asset levels decrease and advisory fee rate breakpoints may not be achieved as asset levels decrease.

				Acquired
		Distibution		Fund Fees	Total	Contractual	Net fund
	Management	and service	Other	and	Operating	Expense	Operating
Fund/Class	fee	(12b-1) fees	Expenses	Expenses	Expenses [1]	Reimbursement[4]	Expenses
International Small Company[2]

Series I3	0.96%	0.05%	0.15%	0.00%	1.16%	0.00%	1.16%

Series II3	0.96%	0.25%	0.15%	0.00%	1.36%	0.00%	1.36%

Mid Cap Index[2,5]

Series II	0.47%	0.25%	0.03%	0.00%	0.75%	0.00%	0.75%

				Acquired
		Distibution		Fund Fees	Total	Contractual	Net fund
	Management	and service	Other	and	Operating	Expense	Operating
Fund/Class	fee	(12b-1) fees	Expenses	Expenses	Expenses [1]	Reimbursement[4]	Expenses
Smaller Company Growth[3,6]

Series I	1.08%	0.05%	0.06%	0.00%	1.19%	-0.11%	1.08%

Series II	1.08%	0.25%	0.06%	0.00%	1.39%	-0.11%	1.28%

The “Total Operating Expenses” include fees and expenses incurred indirectly by a fund as a result of its investment in other investment companies (“Acquired Fund Fees and Expenses”). The Total Operating Expenses shown may not correlate to the Fund’s ratio of expenses to average net assets shown in the “Financial Highlights” section, which does not include Acquired Fund Fees and Expenses. Acquired Fund Fees and Expenses are based on the estimated indirect net expenses associated with the fund’s investment in the underlying funds.

Effective January 1, 2006, the Adviser has agreed to waive its management fee for certain funds or otherwise reimburse the expenses of those funds (“Participating Funds”). The reimbursement will equal, on an annualized basis, to 0.02% of that portion of the aggregate net assets of all the Participating Funds that exceeds $50 billion. The amount of the Reimbursement will be calculated daily and allocated among all the Participating Funds in proportion to the daily net assets of each fund.
3
For funds and classes that have not commenced operations or have inception date of less than six months as of December 31, 2008, expenses are estimated.
4
Effective January 1, 2009, the Adviser may recapture operating expenses reimbursed or fees waived under previous expense limitation or waiver arrangements and made subsequent to January 1, 2009, for a period of three years following the beginning of the month in which such reimbursement or waivers occurred.
5
The Adviser has agreed to reduce its advisory fee for each class of shares of the Fund in an amount equal to the amount by which the Expenses of such class of the fund exceed the Expense Limit (as a percentage of the average annual net assets of the Fund attributable to the class) of 0.050% and, if necessary, to remit to that class of the Fund an amount necessary to ensure that such Expenses do not exceed that Expense Limit. “Expenses” means all the expenses of a class of the Fund excluding: (a) advisory fees, (b) Rule 12b-1 fees, (c) transfer agency fees and service fees, (d) blue sky fees, (e) taxes, (f) portfolio brokerage commissions, (g) interest, and (h) litigation and indemnification expenses and (i) other extraordinary expenses not incurred in the ordinary course of JHT’s business. This expense limitation will continue in effect unless otherwise terminated by the Adviser upon notice to JHT. This voluntary expense limitation may be terminated at any time.
6
The Adviser has contractually agreed to waive its advisory fees so that the amount retained by the Adviser after payment of the subadvisory fees for the Fund does not exceed 0.45% of the Fund’s average net assets. This advisory fee waiver will remain in place until May 1, 2010.
EXAMPLES OF EXPENSES

The Examples are intended to help an investor compare the cost of investing in each fund with the cost of investing in other mutual funds. The Examples assume that $10,000 is invested in a fund for the time periods indicated and then all the shares are redeemed at the end of those periods. The Examples also assume that the investment has a 5% return each year, that a fund’s operating expenses remain the same, after contractual (but not voluntary) expense reimbursements. The Examples do not reflect the expenses of any variable insurance contract that may use a fund as its underlying investment medium. If such expenses were reflected, the expense amounts indicated would be higher. Although a particular investor’s actual expenses may be higher or lower, based on these assumptions the expenses would be:

Fund/Class	Year 1	Year 3	Year 5	Year 10
International Small Company

Series I	$118	$368	$638	$1,409

Series II	$138	$431	$745	$1,635

Mid Cap Index

Series II	$77	$240	$417	$930

Smaller Company Growth

Series I	$110	$367	$644	$1,433

Series II	$130	$429	$750	$1,659

SMALL CAP FUNDS

SMALLER COMPANY GROWTH TRUST

Subadvisers:	Frontier Capital Management Company, LLC; Perimeter Capital Management; and MFC Global Investment Management (U.S.A.) Limited

Investment Objective:	To seek long term capital appreciation.

Investment Strategies:	Under normal circumstances, the fund invests at least 80% of its assets in small cap equity securities.

The fund currently defines small cap equity securities as equity securities of companies with market capitalizations not exceeding $5.5 billion at the time of purchase. (The fund is not required to sell a security that has appreciated or depreciated outside this stated market capital range.) While the fund’s investments will generally consist of U.S.-traded securities, including American Depositary Receipts (“ADRs”), the fund may also invest in foreign securities and have exposure to foreign securities. The fund may invest in IPOs.

The fund employs a multi-manager approach with three subadvisers, each of which employs its own investment approach and independently manages its portion of the fund. The Adviser may change the allocation of fund assets among the subadvisers at any time.

The fund may buy or sell derivatives (such as futures, options and swaps) to use as a substitute for a purchase or sale of a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as market risk. The fund may invest in ETFs.

The portion of the fund managed by MFC Global (U.S.A.) will generally be invested in (a) common stocks included in the MSCI U.S. Small Cap Growth Index; and (b) securities which may or may not be included in the MSCI U.S. Small Cap Growth Index that MFC Global (U.S.A.) believes as a group will behave in a manner similar to the index. As of February 28, 2009, the market capitalizations of companies included in the MSCI U.S. Small Cap Growth Index range from approximately $5 million to $4 billion.

The fund’s investment process may, at times, result in a higher than average portfolio turnover rate, which increases trading expenses and could lower performance.

Temporary Defensive Investing.  During unusual or unsettled market conditions, for purposes of meeting redemption requests or pending investment of its assets, the fund may invest all or a portion of its assets in cash and securities that are highly liquid, including: (a) high quality money market instruments such as short-term U.S. government obligations, commercial paper, repurchase agreements or other cash equivalents; and (b) money market funds. To the extent that the fund is in a defensive position, its ability to achieve its investment objective will be limited.

The fund may also be significantly affected by recent market developments, as described under “Additional Information about the Funds’ Principal Risks and Investment Policies.”

Principal Risks of Investing in the Fund
The principal risks of investing in the fund, which could adversely affect its NAV and performance, include:

•	Active management risk
•	Credit and counterparty risk
•	Equity securities risk
•	Exchange traded funds risk
•	Foreign securities risk
•	Hedging, derivatives and other strategic transactions risk
•	High portfolio turnover risk
•	Initial public offerings risk
•	Issuer risk
•	Liquidity risk
•	Medium and smaller company risk

Past performance
This section normally shows how the fund’s total return has varied from year to year, along with a broad-based securities market index for reference. Because the fund has less than one calendar year of performance as of the date of this prospectus, there is no past performance to report.

INTERNATIONAL FUNDS

INTERNATIONAL SMALL COMPANY TRUST

Subadviser:	Dimensional Fund Advisors LP

Investment Objective:	To seek long-term capital appreciation.

Investment Strategies:	Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities of small cap companies in the particular markets in which the fund invests. As of September 30, 2009, the maximum market capitalization range of eligible companies for purchase was approximately $1,454 million to $3,532 million, depending on the country. The fund will primarily invest its assets in equity securities of non-U.S. small companies of developed markets, but may also hold equity securities of companies located in emerging markets.

The fund will primarily invest in a broad and diverse group of readily marketable stocks of small companies associated with developed markets but may also hold equity securities associated with emerging markets. The fund invests its assets in securities listed on bona fide securities exchanges or traded on the over-the-counter markets, including securities listed or traded in the form of International Depositary Receipts (IDRs), American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), Non-Voting Depositary Receipts (NVDRs) and other similar securities, including dual listed securities. Each of these securities may be traded within or outside the issuer’s domicile country.

The subadviser measures company size on a country or region specific basis and based primarily on market capitalization. In the countries or regions authorized for investment, the subadviser first ranks eligible companies listed on selected exchanges based on the companies’ market capitalizations. The subadviser then determines the universe of eligible stocks by defining the maximum market capitalization of a small company that may be purchased by the fund with respect to each country or region. This threshold will vary by country or region, and dollar amounts will change due to market conditions.

The fund intends to purchase securities in each applicable country using a market capitalization weighted approach. The subadviser, using this approach and its judgment, will seek to set country weights based on the relative market capitalizations of eligible small companies within each country. See “Market Capitalization Weighted Approach” below. As a result, the weightings of certain countries in the fund may vary from their weightings in international indices, such as those published by FTSE International, Morgan Stanley Capital International or Citigroup.

The fund also may use derivatives, such as futures contracts and options on futures contracts, to gain market exposure on the fund’s uninvested cash pending investment in securities or to maintain liquidity to pay redemptions. The fund may enter into futures contracts and options on futures contracts for foreign or U.S. equity securities and indices. In addition to money market instruments and other short-term investments, the fund may invest in affiliated and unaffiliated unregistered money market funds to manage the fund’s cash pending investment in other securities or to maintain liquidity for the payment of redemptions or other purposes. Investments in money market funds may involve a duplication of certain fees and expenses.

The fund does not seek current income as an investment objective and investments will not be based upon an issuer’s dividend payment policy or record. However, many of the companies whose securities will be included in the fund do pay dividends. It is anticipated, therefore, that the fund will receive dividend income.

The subadviser will determine in its discretion when and whether to invest in countries that have been authorized for investment by its Investment Committee, depending on a number of factors such as asset growth in the fund and characteristics of each country’s market. The subadviser’s Investment Committee may authorize other countries for investment in the future and the fund may continue to hold investments in countries not currently authorized for investment but that had previously been authorized for investment.

Market Capitalization Weighted Approach

The fund structure involves market capitalization weighting in determining individual security weights and, where applicable, country or region weights. Market capitalization weighting means each security is generally purchased based on the issuer’s relative market capitalization. Market capitalization weighting will be adjusted by the subadviser for a variety of factors. The fund may deviate from market capitalization weighting to limit or fix the exposure to a particular country or issuer to a maximum proportion of the assets of the fund. Additionally, the subadviser may consider such factors as free float, momentum, trading strategies, liquidity management and other factors determined to be appropriate by the subadviser given market conditions. The subadviser may deviate from market capitalization weighting to limit or fix the exposure of the fund to a particular issuer to a maximum proportion of the assets of the fund. The subadviser may exclude the stock of a company that meets applicable market capitalization criteria if the subadviser determines that the purchase of such security is inappropriate in light of other conditions. These adjustments will result in a deviation from traditional market capitalization weighting.

Country weights may be based on the total market capitalization of companies within each country. The calculation of country market capitalization may take into consideration the free float of companies within a country or whether these companies are eligible to be purchased for the particular strategy. In addition, to maintain a satisfactory level of diversification, the Investment Committee may limit or adjust the exposure to a particular country or region to a maximum proportion of the assets of that vehicle. Country weights may also deviate from target weights due to general day-to-day trading patterns and price movements. As a result, the weighting of certain countries will likely vary from their weighting in published international indices. Also, deviation from target weights may result from holding securities from countries that are no longer authorized for future investments.

A more complete description of Market Capitalization Weighted Approach is set forth in the SAI.

The fund may also be significantly affected by recent market developments, as described under “Additional Information about the Funds’ Principal Risks and Investment Policies.”

Principal Risks of Investing in the Fund
The principal risks of investing in the fund, which could adversely affect its NAV and performance, include:

•	Active management risk
•	Credit and counterparty risk
•	Equity securities risk
•	Foreign securities risk
•	Hedging, derivatives and other strategic transactions risk
•	Issuer risk
•	Liquidity risk
•	Medium and smaller company risk

Past performance
This section normally shows how the fund’s total return has varied from year to year, along with a broad-based securities market index for reference. Because the fund has less than one calendar year of performance as of the date of this prospectus, there is no past performance to report.

INDEX FUNDS

MID CAP INDEX TRUST

Subadviser:	MFC Global Investment Management (U.S.A.) Limited

Investment Objective:	Seeks to approximate the aggregate total return of a mid cap U.S. domestic equity market index.

Investment Strategies:	Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the S&P 400 Mid Cap Index and (b) securities (which may or may not be included in the S&P Mid Cap 400 Index) that the subadviser believes as a group will behave in a manner similar to the index. As of February 28, 2009, the market capitalizations of companies included in the S&P 400 Mid Cap Index ranged from $42 million to $4.6 billion.

An index is an unmanaged group of securities whose overall performance is used as an investment benchmark. Indexes may track broad investment markets, such as the global equity market, or more narrow investment markets, such as the U.S. small cap equity market. In contrast to actively managed funds, which seek to outperform their respective benchmark indexes through research and analysis, index funds are passively managed funds that seek to mirror the performance of their target indexes, minimizing performance differences over time. The fund attempts to match the performance of the S&P 400 Mid Cap Index by: (a) holding all, or a representative sample, of the securities that comprise that index and/or (b) by holding securities (which may or may not be included in the index) that the subadviser believes as a group will behave in a manner similar to the index. However, the fund has operating expenses and transaction costs, while a market index does not. Therefore, the fund, while it attempts to track its target index closely, typically will be unable to match the performance of the target index exactly. The composition of an index changes from time to time, and the subadviser will reflect those changes in the composition of the fund’s portfolio as soon as practicable.

The fund may invest in futures contracts and Depository Receipts. The fund may invest in derivatives (investments whose value is based on securities, indexes or currencies). A more complete description of these investment strategies appears under “Hedging and Other Strategic Transactions” in the prospectus and SAI.

Principal Risks of Investing in the Fund
The principal risks of investing in the fund, which could adversely affect its NAV and performance, include:

•	Credit and counterparty risk
•	Equity securities risk
•	Hedging, derivatives and other strategic transactions risk
•	Index management risk
•	Issuer risk
•	Medium and smaller company risk

Past Performance
The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any fund is not necessarily an indication of how a fund will perform in the future.

Calendar Year Total Returns for Series IIA:

-1.73%	-15.21%	34.32%	15.65%	11.79%	9.44%	7.39%	-36.56%

2001	2002	2003	2004	2005	2006	2007	2008

Best Quarter:	17.71% (Quarter ended 12/31/2001) Worst Quarter: -25.66% (Quarter ended 12/31/2008)

Average Annual Total Returns For Period Ended 12/31/2008

	One	Five	Since	Date of
	Year	Year	Inception	Inception

Series IIA	-36.56%	-0.73%	1.69%	1/28/2002
S&P MidCap 400 IndexB	-36.23%	-0.08%	2.52%

A Series II shares were first offered on January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.
B The return for the Index under “Since Inception” may be calculated from the month end closest to the inception date of the fund.

ADDITIONAL INFORMATION ABOUT
THE FUNDS’ PRINCIPAL RISKS AND INVESTMENT POLICIES

Economic and Market Events

Recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to, the U.S. government’s placement of Fannie Mae and Freddie Mac under conservatorship (see “Investment Policies — U.S. Government and Government Agency Obligations — U.S. Instrumentality Obligations”), the bankruptcy filings of Lehman Brothers, Chrysler and General Motors, the sale of Merrill Lynch to Bank of America, the U.S. Government support of American International Group and Citigroup, the sale of Wachovia to Wells Fargo, reports of credit and liquidity issues involving certain money market mutual funds, and emergency measures by the U.S. and foreign governments banning short-selling. Both domestic and foreign equity markets have been experiencing increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected, and it is uncertain whether or for how long these conditions will continue.

In addition to the unprecedented volatility in financial markets, the reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. This reduced liquidity may result in less money being available to purchase raw materials, goods and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their stock prices. These events and possible continuing market volatility may have an adverse effect on the funds.

Risks of Investing in Certain Types of Securities

The risks of investing in certain types of securities are described below. The value of an individual security or a particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

Active management risk

A fund is subject to management risk because it relies on the subadviser’s ability to pursue the fund’s goal. The subadviser will apply investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that these will produce the desired results. The fund generally does not attempt to time the market and instead generally stays fully invested in the relevant asset class, such as domestic equities or foreign equities. Notwithstanding its benchmark, the fund may buy securities not included in its benchmark or hold securities in very different proportions than its benchmark. To the extent the fund invests in those securities, its performance depends on the ability of the subadviser to choose securities that perform better than securities that are included in the benchmark.

Credit and counterparty risk

This is the risk that the issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter (OTC) derivatives contract (see “Hedging, derivatives and other strategic transactions risk”), or a borrower of a fund’s securities, will be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations. Credit risk associated with investments in fixed-income securities relates to the ability of the issuer to make scheduled payments of principal and interest on an obligation. A fund that invests in fixed-income securities is subject to varying degrees of risk that the issuers of the securities will have their credit ratings downgraded or will default, potentially reducing the fund’s share price and income level. Nearly all fixed-income securities are subject to some credit risk, which may vary depending upon whether the issuers of the securities are corporations, domestic or foreign governments, or their sub-divisions or instrumentalities. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow from the U.S. Treasury, supported only by the credit of the issuing U.S. government agency, instrumentality, corporation or otherwise supported by the United States. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation (Freddie Mac), Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Banks), although chartered or sponsored by Congress, are not funded by Congressional appropriations, and their fixed-income securities, including asset-backed and mortgage-backed securities, are neither guaranteed nor insured by the U.S. government. An agency of the U.S. government has placed Fannie Mae and Freddie Mac into conservatorship, a statutory process with the objective of returning the entities to normal business operations. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac. As a result, these securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds). When a fixed-income security is not rated, a subadviser may have to assess the risk of the security itself. Asset-backed securities, whose principal and interest payments are supported by pools of other assets, such as credit card receivables and automobile loans, are subject to further risks, including the risk that the obligors of the underlying assets default on payment of those assets.

Funds that invest in below investment-grade securities (also called junk bonds), which are fixed-income securities rated “Ba” or lower by Moody’s or “BB” or lower by Standard & Poor’s (S&P), or determined by a subadviser to be of comparable quality to securities so rated, are subject to increased credit risk. The sovereign debt of many foreign governments, including their sub-divisions and instrumentalities, falls into this category. Below investment-grade securities offer the potential for higher investment returns than higher-rated securities, but they carry greater credit risk: their issuers’ continuing ability to meet principal and interest payments is considered speculative, and they are more susceptible to real or perceived adverse economic and competitive industry conditions, and may be less liquid than higher-rated securities.

In addition, a fund is exposed to credit risk to the extent it makes use of OTC derivatives (such as forward foreign currency contracts and/or swap contracts) and engages to a significant extent in the lending of fund securities or the use of repurchase agreements. OTC derivatives transactions can only be closed out with the other party to the transaction. If the counterparty defaults, a fund will have contractual remedies, but there is no assurance that the counterparty will be able to meet its contractual obligations or that, in the event of default, a fund will succeed in enforcing them. A fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While the subadviser intends to monitor the creditworthiness of contract counterparties, there can be no assurance that the counterparty will be in a position to meet its obligations, especially during unusually adverse market conditions.

Equity securities risk

Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate, and can decline and reduce the value of a fund investing in equities. The price of equity securities fluctuates based on changes in a company’s financial condition, and overall market and economic conditions. The value of equity securities purchased by a fund could decline if the financial condition of the companies in which the fund is invested declines, or if overall market and economic conditions deteriorate. Even a fund that invests in high-quality or “blue chip” equity securities, or securities of established companies with large market capitalizations (which generally have strong financial characteristics), can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be less able to react quickly to changes in the marketplace.

Value investing risk.  Certain equity securities (generally referred to as value securities) are purchased primarily because they are selling at prices below what a subadviser believes to be their fundamental value and not necessarily because the issuing companies are expected to experience significant earnings growth. The funds bear the risk that the companies that issued these securities may not overcome the adverse business developments or other factors causing their securities to be perceived by the subadvisers to be underpriced or that the market may never come to recognize their fundamental value. A value stock may not increase in price, as anticipated by the subadviser investing in such securities, if other investors fail to recognize the company’s value and bid up the price or invest in markets favoring faster growing companies. A fund’s strategy of investing in value stocks also carries the risk that in certain markets value stocks will underperform growth stocks.

Growth investing risk.  Certain equity securities (generally referred to as growth securities) are purchased primarily because a subadviser believes that these securities will experience relatively rapid earnings growth. Growth securities typically trade at higher multiples of current earnings than other securities. Growth securities are often more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. At times when it appears that these expectations may not be met, growth stock prices typically fall.

Exchange traded funds (ETFs) risk

These are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. A fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees which increase their costs.

Foreign securities risk

Funds that invest in securities traded principally in securities markets outside the United States are subject to additional and more varied risks, as the value of foreign securities may change more rapidly and extremely than the value of U.S. securities. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, higher custodial costs and the possibility that foreign taxes will be charged on dividends and interest payable on foreign securities. In the event of nationalization, expropriation or other confiscation, a fund could lose its entire investment in a foreign security.

Hedging, derivatives and other strategic transactions risk

The ability of a fund to utilize derivatives, hedging and other strategic transactions successfully will depend in part on its subadviser’s ability to predict pertinent market movements and market risk, counterparty risk, credit risk, interest risk and other risk factors, none of which can be assured. The skills required to successfully utilize hedging and other strategic transactions are different from those needed to select a fund’s securities. Even if the subadviser only uses hedging and other strategic transactions in a fund primarily for hedging purposes or to gain exposure to a particular securities market, if the transaction is not successful, it could result in a significant loss to a fund. The amount of loss could be more than the principal amount invested. These transactions may also increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risks assumed, thereby magnifying the impact of any resulting gain or loss. For example, the potential loss from the use of futures can exceed a fund’s initial investment in such contracts. In addition, these transactions could result in a loss to a fund if the counterparty to the transaction does not perform as promised.

A fund may invest in derivatives, which are financial contracts with a value that depends on, or is derived from, the value of underlying assets, reference rates or indexes. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps and swaps on exchange traded funds). Derivatives may relate to stocks, bonds, interest rates, currencies or currency exchange rates and related indexes. A fund may use derivatives for many purposes, including for hedging, and as a substitute for direct investment in securities or other assets. Derivatives may be used in a way to adjust efficiently the exposure of a fund to various securities, markets and currencies without a fund actually having to sell existing investments and make new investments. This generally will be done when the adjustment is expected to be relatively temporary or in anticipation of effecting the sale of fund assets and making new investments over time. Further, since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a fund uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, a fund may segregate assets determined to be liquid or, as permitted by applicable regulation, enter into certain offsetting positions to cover its obligations under derivative instruments. For a description of the various derivative instruments the fund may utilize, refer to the SAI.

The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of derivative instruments exposes a fund to the risk that the counterparty to an over-the-counter (OTC) derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the transaction with the counterparty or may obtain the other party’s consent to assign the transaction to a third party. If the counterparty defaults, the fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, the fund will succeed in enforcing them. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, a fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the fund when the fund seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for the fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While a subadviser intends to monitor the creditworthiness of counterparties, there can be no assurance that a counterparty will meet its obligations, especially during unusually adverse market conditions. To the extent a fund contracts with a limited number of counterparties, the fund’s risk will be concentrated and events that affect the creditworthiness of any of those counterparties may have a pronounced effect on the fund. Derivatives also are subject to a number of other risks, including market risk and liquidity risk. Since the value of derivatives is calculated and derived from the value of other assets, instruments or references, there is a risk that they will be improperly valued. Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates or indexes they are designed to hedge or closely track. Suitable derivative transactions may not be available in all circumstances. The fund is also subject to the risk that the counterparty closes out the derivatives transactions upon the occurrence of certain triggering events. In addition, a subadviser may determine not to use derivatives to hedge or otherwise reduce risk exposure.

A detailed discussion of various hedging and other strategic transactions appears in the SAI. To the extent the fund utilizes hedging and other strategic transactions, it will be subject to the same risks.

High portfolio turnover risk

A high fund portfolio turnover rate (over 100%) generally involves correspondingly greater brokerage commission expenses, which must be borne directly by a fund. The portfolio turnover rate of a fund may vary from year to year, as well as within a year.

Index management risk

Certain factors may cause a fund that is an index fund to track its target index less closely. For example, a subadviser may select securities that are not fully representative of the index, and the fund’s transaction expenses, and the size and timing of its cash flows, may result in the fund’s performance being different than that of its index. Moreover, the fund will generally reflect the performance of its target index even when the index does not perform well.

Initial public offerings (IPOs) risk

Certain funds may invest a portion of their assets in shares of IPOs. IPOs may have a magnified impact on the performance of a fund with a small asset base. The impact of IPOs on a fund’s performance likely will decrease as the fund’s asset size increases, which could reduce the fund’s returns. IPOs may not be consistently available to a fund for investing, particularly as the fund’s asset base grows. IPO shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, a fund may hold IPO shares for a very short period of time. This may increase the turnover of a fund and may lead to increased expenses for a fund, such as commissions and transaction costs. In addition, IPO shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

Issuer risk

An issuer of a security purchased by a fund may perform poorly and, therefore, the value of its stocks and bonds may decline and the issuer may default on its obligations. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

Liquidity risk

A fund is exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the fund’s ability to sell particular securities or close derivative positions at an advantageous price. Funds with principal investment strategies that involve investments in securities of companies with smaller market capitalizations, foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Exposure to liquidity risk may be heightened for funds which invest in emerging markets and related derivatives that are not widely traded, and that may be subject to purchase and sale restrictions.

Medium and smaller company risk

Market risk and liquidity risk may be pronounced for securities of companies with medium-sized market capitalizations and are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets, or financial resources or they may depend on a few key employees. The securities of companies with medium and smaller market capitalizations may trade less frequently and in lesser volume than more widely held securities, and their value may fluctuate more sharply than those securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Investments in less seasoned companies with medium and smaller market capitalizations may present greater opportunities for growth and capital appreciation, but also involve greater risks than customarily are associated with more established companies with larger market capitalizations. These risks apply to all funds that invest in the securities of companies with smaller market capitalizations, each of which primarily makes investments in companies with smaller- or medium-sized market capitalizations.

Additional Information About the Funds’ Principal Investment Policies

Subject to certain restrictions and except as noted below, a fund may use the following investment strategies and purchase the following types of securities.

Foreign Repurchase Agreements

A fund may enter into foreign repurchase agreements. Foreign repurchase agreements may be less well secured than U.S. repurchase agreements, and may be denominated in foreign currencies. They also may involve greater risk of loss if the counterparty defaults. Some counterparties in these transactions may be less creditworthy than those in U.S. markets.

Illiquid Securities

A fund is precluded from investing in excess of 15% of its net assets (or 10% in the case of the Money Market Fund) in securities that are not readily marketable. Investment in illiquid securities involves the risk that, because of the lack of consistent market demand for such securities, a fund may be forced to sell them at a discount from the last offer price.

Indexed/Structured Securities

Funds may invest in indexed/structured securities. These securities are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments. A fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

Lending of Fund Securities

A fund may lend its securities so long as such loans do not represent more than 33 1/3% of the fund’s total assets. As collateral for the loaned securities, the borrower gives the lending portfolio collateral equal to at least 100% of the value of the loaned securities. The collateral may consist of cash, cash equivalents or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The borrower must also agree to increase the collateral if the value of the loaned securities increases. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially.

Loan Participations

The funds may invest in fixed-and floating-rate loans, which investments generally will be in the form of loan participations and assignments of such loans. Participations and assignments involve special types of risks, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. Investments in loan participations and assignments present the possibility that a fund could be held liable as a co-lender under emerging legal theories of lender liability. If a fund purchases a participation, it may only be able to enforce its rights through the lender and may assume the credit risk of the lender in addition to the borrower.

Mortgage Dollar Rolls

The funds may enter into mortgage dollar rolls. Under a mortgage dollar roll, a fund sells mortgage-backed securities for delivery in the future (generally within 30 days) and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date.

At the time a fund enters into a mortgage dollar roll, it will maintain on its records liquid assets such as cash or U.S. government securities equal in value to its obligations in respect of dollar rolls, and accordingly, such dollar rolls will not be considered borrowings.

The funds may only enter into covered rolls. A “covered roll” is a specific type of dollar roll for which there is an offsetting cash or cash equivalent security position that matures on or before the forward settlement date of the dollar roll transaction. Dollar roll transactions involve the risk that the market value of the securities sold by the funds may decline below the repurchase price of those securities. While a mortgage dollar roll may be considered a form of leveraging, and may, therefore, increase fluctuations in a fund’s NAV per share, the funds will cover the transaction as described above.

Repurchase Agreements

The funds may enter into repurchase agreements. Repurchase agreements involve the acquisition by a fund of debt securities subject to an agreement to resell them at an agreed-upon price. The arrangement is in economic effect a loan collateralized by securities. The fund’s risk in a repurchase transaction is limited to the ability of the seller to pay the agreed-upon sum on the delivery date. In the event of bankruptcy or other default by the seller, the instrument purchased may decline in value, interest payable on the instrument may be lost and there may be possible delays and expense in liquidating the instrument. Securities subject to repurchase agreements will be valued every business day and additional collateral will be requested if necessary so that the value of the collateral is at least equal to the value of the repurchased obligation, including the interest accrued thereon. Repurchases agreements maturing in more than seven days are deemed to be illiquid.

Reverse Repurchase Agreements

The funds may enter into “reverse” repurchase agreements. Under a reverse repurchase agreement, a fund may sell a debt security and agree to repurchase it at an agreed upon time and at an agreed upon price. The funds will maintain on their records liquid assets such as cash, Treasury bills or other U.S. government securities having an aggregate value equal to the amount of such commitment to repurchase including accrued interest, until payment is made. While a reverse repurchase agreement may be considered a form of leveraging and may, therefore, increase fluctuations in a fund’s NAV per share, the funds will cover the transaction as described above.

U.S. Government Securities

The funds may invest in U.S. government securities issued or guaranteed by the U.S. government or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency or instrumentality, which depends entirely on its own resources to repay the debt. U.S. government securities that are backed by the full faith and credit of the United States include U.S. Treasuries and mortgage-backed securities guaranteed by the Government National Mortgage Association. Securities that are only supported by the credit of the issuing agency or instrumentality include Fannie Mae, FHLBs and Freddie Mac. See “Credit and counterparty risk” for additional information on Fannie Mae and Freddie Mac securities.

Warrants

The funds may, subject to certain restrictions, purchase warrants, including warrants traded independently of the underlying securities. Warrants are rights to purchase securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities, and warrant holders receive no dividends and have no voting rights or rights with respect to the assets of an issuer. Warrants cease to have value if not exercised prior to their expiration dates.

When-Issued/Delayed-Delivery/Forward Commitment Securities

A fund may purchase or sell debt or equity securities on a “when-issued,” delayed-delivery or “forward commitment” basis. These terms mean that the fund will purchase or sell securities at a future date beyond customary settlement (typically trade date plus 30 days or longer) at a stated price and/or yield. At the time delivery is made, the value of when-issued, delayed-delivery or forward commitment securities may be more or less than the transaction price, and the yields then available in the market may be higher or lower than those obtained in the transaction.

These investment strategies and securities are described further in the SAI.

MANAGEMENT OF JHT

Advisory Arrangements

John Hancock Investment Management Services, LLC (the “Adviser”) is the adviser to JHT. The Adviser is a Delaware limited liability company whose principal offices are located at 601 Congress Street, Boston, Massachusetts 02210. The Adviser is registered as an investment adviser under the Advisers Act. The ultimate controlling parent of the Adviser is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

The Adviser administers the business and affairs of JHT. The Adviser also selects, contracts with and compensates subadvisers to manage the investment and reinvestment of the assets of all funds. The Adviser does not itself manage any portfolio assets but has ultimate responsibility to oversee the subadvisers. In this connection, the Adviser (i) monitors the compliance of the subadvisers with the investment objectives and related policies of each fund, (ii) reviews the performance of the subadvisers and (iii) reports periodically on such performance to the Board of Trustees.

A discussion regarding the basis for the Board of Trustees’ approval of the advisory agreement for the funds is available in the funds’ semi-annual report to shareholders for the period ended June 30, 2009.

JHT has received an order from the SEC permitting the Adviser to appoint a subadviser or change the terms of a subadvisory agreement pursuant to an agreement that is not approved by shareholders. JHT, therefore, is able to change subadvisers or the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. This order does not, however, permit the Adviser to appoint a subadviser that is an affiliate of the Adviser or JHT (other than by reason of serving as subadviser to a fund) (an “Affiliated Subadviser”) or to change a subadvisory fee of an Affiliated Subadviser without the approval of shareholders.

As compensation for its services, the Adviser receives a fee from JHT computed separately for each fund.

Under the advisory agreement the amount of the advisory fee for most funds is determined by applying the daily equivalent of an annual fee rate to the net assets of the fund. The annual fee rate is calculated each day by applying the annual percentage rates in the tables in Appendix A to the applicable portions of Aggregate Net Assets shown in the tables and dividing the sum of the amounts so determined by Aggregate Net Assets. The term Aggregate Net Assets includes the net assets of the fund as well as of one or more other funds managed by the same subadviser as indicated in the notes to the tables, but only for the period during which the subadviser for the fund also serves as the subadviser for the other funds.

Under the advisory agreement the advisory fee is accrued and paid daily and is calculated for each day by multiplying the daily equivalent of the annual percentage rate for a fund by the value of the net assets of the fund at the close of business on the previous business day of JHT.

The table presented in Appendix A is a schedule of the management fees each fund currently is obligated to pay the Adviser, either as an annual percentage of the current value of the fund’s net assets or as a percentage of Aggregate Net Assets, as applicable.

Subadvisory Arrangements and Management Biographies

The Adviser has entered into subadvisory agreements with the subadvisers to the funds. Under these agreements, the subadvisers manage the assets of the funds, subject to the supervision of the Adviser and the Trustees of JHT. Each subadviser formulates a continuous investment program for each fund it subadvises, consistent with the fund’s investment goal and strategy as described above. Each subadviser regularly reports to the Adviser and the Trustees of JHT with respect to the implementation of such programs.

Subadvisory Fees.  Each subadviser is compensated by the Adviser, subject to Board approval, and not by the fund or funds that it subadvises.

Pursuant to an order received from the SEC, the Adviser is permitted to appoint a new subadviser for a fund or change the terms of a subadvisory agreement without obtaining shareholder approval. As a result, a fund is able from time to time to change fund subadvisers or the fees paid to subadvisers without the expense and delays associated with holding a shareholders’ meeting. The SEC order does not, however, permit the Adviser to appoint a subadviser that is an affiliate of the Adviser or a fund (other than by reason of serving as a subadviser) or change the subadvisory fee of an affiliated subadviser without shareholder approval. A discussion regarding the basis for the Board of Trustees’ approval of each subadvisory agreement is available in the funds’ semi-annual report to shareholders for the period endend June 30, 2009 (except for funds that have not commenced operations).

Set forth below is information about the subadvisers and the portfolio managers for the funds, including a brief summary of the portfolio managers’ business careers over the past five years. The SAI includes additional details about the funds’ portfolio managers, including information about their compensation, accounts they manage other than the funds and their ownership of fund securities.

Dimensional Fund Advisors LP (“Dimensional”)

Dimensional was organized in 1981 as “Dimensional Fund Advisors, Inc.,” a Delaware corporation, and in 2006, it converted its legal name and organizational form to “Dimensional Fund Advisors LP,” a Delaware limited partnership. Dimensional is engaged in the business of providing investment management services. Dimensional is located at 6300 Bee Cave Road, Building One, Austin, Texas, 78746. Since its organization, Dimensional has provided investment management services primarily to institutional investors and mutual funds.

Dimensional uses a team approach.  The investment team includes the Investment Committee of Dimensional, portfolio managers and trading personnel. The Investment Committee is composed primarily of certain officers and directors of Dimensional who are appointed annually. Investment strategies for funds managed by Dimensional are set by the Investment Committee, which meets on a regular basis and also as needed to consider investment issues. The Investment Committee also sets and reviews all investment related policies and procedures and approves any changes in regards to approved countries, security types and brokers.

In accordance with the team approach, the portfolio managers and portfolio traders implement the policies and procedures established by the Investment Committee. The portfolio managers and portfolio traders also make daily investment decisions regarding fund management including running buy and sell programs based on the parameters established by the Investment Committee. Stephen A. Clark coordinates the efforts of all portfolio managers with respect to certain domestic equity and mixed allocation portfolios. Karen E. Umland coordinates the efforts of all portfolio managers with respect to international equity portfolios. For this reason, Dimensional has identified Mr. Clark and Ms. Umland as primarily responsible for coordinating the day-to-day management of the funds as set forth below.

Fund	Portfolio Managers

International Small Company Trust	Karen E. Umland

•	Karen E. Umland. Senior Portfolio Manager and Vice President of Dimensional and a member of Dimensional’s Investment Committee. She joined Dimensional in 1993 and has been responsible as portfolio manager for management of the international equity funds at Dimensional since 1998. Ms. Umland has managed Emerging Markets Value Trust since 2007 and International Small Company Trust since 2006.

Frontier Capital Management Company (“Frontier”)

Frontier is a Massachusetts limited liability company having offices at 99 Summer Street, Boston, Massachusetts 02210. Frontier is an investment management firm which provides investment services to institutional clients. Affiliated Managers Group, Inc. (“AMG”), a Boston-based asset management holding company, holds a majority interest in Frontier. Shares of AMG are listed on the New York Stock Exchange (Symbol: AMG).

A team of investment research analysts at Frontier selects investments for the fund. The portfolio managers listed below oversee this team and provide day-to-day management of the fund.

Fund	Portfolio Manager

Smaller Company Growth Trust	Michael A. Cavarretta
Christopher J. Scarpa

•	Michael A. Cavarretta (since 2008). Portfolio Manager; President of Frontier; employed in the investment area of Frontier since 1998.
•	Christopher J. Scarpa (since 2008). Portfolio Manager; President of Frontier; employed in the investment area of Frontier since 2001.

MFC Global Investment Management (U.S.A.) Limited (“MFC Global (U.S.A.)”)

MFC Global (U.S.A.) is a corporation subject to the laws of Canada. Its principal business at the present time is to provide investment management services to the portfolios of the fund for which it is the subadviser as well as other portfolios advised by the Adviser. MFC Global (U.S.A.) is an indirect, wholly-owned subsidiary of MFC based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, including Elliott & Page Limited and Manulife Asset Management (Hong Kong) Limited (“MAMHK”), collectively known as Manulife Financial. The address of MFC Global (U.S.A.) is 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5. In rendering investment advisory services to Pacific Rim Trust, MFC Global (U.S.A.) may use the portfolio management, research and other resources of MAMHK, an affiliate of MFC Global (U.S.A.).

Fund	Portfolio Managers

Mid Cap Index Trust	Carson Jen
Narayan Ramani
Smaller Company Growth Trust	Carson Jen
Narayan Ramani

•	Carson Jen. (Co-portfolio manager since inception) Vice President and Senior Portfolio Manager, Index Funds, at MFC Global Investment Management; joined MFC Global (U.S.A.) in 1997.
•	Narayan Ramani. (Co-portfolio manager since inception) Assistant Vice President and Senior Portfolio Manager, Index Funds at MFC Global Investment Management; joined MFC Global (U.S.A.) in 1998.

Perimeter Capital Management LLC

Perimeter Capital Management is a Delaware Corporation formed in 2006 located at Five Concourse Parkway, Suite 2725, Atlanta, Georgia 30328. Perimeter is a majority employee-owned, registered investment adviser, which provides investment services to institutional clients and mutual funds.

Fund	Portfolio Managers

Smaller Company Growth Trust	Mark D. Garfinkel, CFA
James N. Behre

•	Mark D. Garfinkel, CFA. (managed fund since 2008). Mr. Garfinkel is the lead portfolio manager and is a founding partner of Perimeter. Prior to the formation of Perimeter in 2006, Mr. Garfinkel spent 8 years managing Trusco Capital Management’s small cap growth discipline.
•	James N. Behre. (managed fund since 2008). Mr. Behre is a founding partner of Perimeter and a member of the management team. Prior to the formation of Perimeter in 2006. Mr. Behre worked with Mr. Garfinkel at Trusco Capital Management as the lead analyst of the firm’s small-cap growth investment process.

MULTICLASS PRICING; RULE 12B-1 PLANS

Multiple Classes of Shares

Each class of shares is the same except for differences in class expenses, including different Rule 12b-1 fees for Series I shares, Series II shares and Series III shares, and voting rights.

The expenses of each fund are borne by its Series I, Series II, Series III and NAV shares (as applicable) based on the net assets of the fund attributable to shares of each class. Notwithstanding the foregoing, “class expenses” are allocated to each class. “Class expenses” for each fund include the Rule 12b-1 fees (if any) paid with respect to a class and other expenses which the Adviser to each fund determines are properly allocable to a particular class. The Adviser will make such allocations in such manner and using such methodology as it determines to be reasonably appropriate. The Adviser’s determination is subject to ratification or approval by the Board. The kinds of expenses that the Adviser may determine are properly allocable to a particular class include the following: (i) printing and postage expenses related to preparing and distributing to the shareholders of a specific class (or owners of contracts funded by shares of such class) materials such as shareholder reports, prospectuses and proxies; (ii) professional fees relating solely to such class; (iii) Trustees’ fees, including independent counsel fees, relating specifically to one class; and (iv) expenses associated with meetings of shareholders of a particular class.

All shares of each fund have equal voting rights and are voted in the aggregate, and not by class, except that shares of each class have exclusive voting rights on any matter submitted to shareholders that relates solely to the arrangement of that class and have separate voting rights when any matter is submitted to shareholders in which the interests of one class differ from the interests of any other class or when voting by class is otherwise required by law.

Rule 12b-1 Plans of Each Class

Rule 12b-1 fees will be paid to the JHT’s Distributor, John Hancock Distributors, LLC, or any successor thereto (the “Distributor”).

To the extent consistent with applicable laws, regulations and rules, the Distributor may use Rule 12b-1 fees:

(i) for any expenses relating to the distribution of the shares of the class,

(ii) for any expenses relating to shareholder or administrative services for holders of the shares of the class (or owners of contracts funded in insurance company separate accounts that invest in the shares of the class) and

(iii) for the payment of “service fees” that come within Rule 2830(d)(5) of the Conduct Rules of the Financial Industry Regulatory Authority.

Without limiting the foregoing, the Distributor may pay all or part of the Rule 12b-1 fees from a fund to one or more affiliated and unaffiliated insurance companies that have issued variable insurance contracts for which the fund serves as an investment vehicle as compensation for providing some or all of the types of services described in the preceding sentence; this provision, however, does not obligate the Distributor to make any payments of Rule 12b-1 fees and does not limit the use that the Distributor may make of the Rule 12b-1 fees it receives. Currently, all such payments are made to insurance companies affiliated with JHT’s investment adviser and Distributor. However, payments may be made to nonaffiliated insurance companies in the future.

Rule 12b-1 fees are paid out of a fund’s assets on an ongoing basis. Therefore, these fees will increase the cost of an investment in a fund and may, over time, be greater than other types of sales charges.

GENERAL INFORMATION

Taxes

The following is a summary of some important tax issues that affect JHT and the funds. The summary is based on current tax laws which may be changed by legislative, judicial or administrative action (possibly with retroactive effect). You should not consider this to be a detailed description of the tax treatment of JHT or the funds. More information about taxes is located in the SAI under the heading — “Additional Information Concerning Taxes”. YOU ARE URGED TO CONSULT YOUR TAX ADVISER REGARDING SPECIFIC QUESTIONS AS TO FEDERAL, STATE AND LOCAL INCOME TAXES AND THEIR IMPACT ON YOUR PERSONAL TAX LIABILITY.

Qualification as a Regulated Investment Company; Diversification Requirements Applicable to Insurance Company Separate Accounts

JHT intends to take the steps necessary to qualify each fund as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and believes that each fund will so qualify. As a result of qualifying as a regulated investment company, each fund will not be subject to U.S. Federal income tax on its net investment income and net capital gain that it distributes to its shareholders in each taxable year provided that it distributes to its shareholders at least 90% of its net investment income and 90% of its net tax exempt interest income for such taxable year. Net investment income is defined as investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid and excluding net capital gains. Net capital gain is defined as the excess of its net realized long-term capital gain over its net realized short-term capital loss. Each fund is subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of ordinary income and capital gain net income. To the extent possible, each fund intends to make sufficient distributions to avoid the application of both corporate income and excise taxes.

Because JHT complies with the ownership restrictions of Treas. Reg. Section 1.817-5(f), Rev. Rul. 81-225, Rev. Rul. 2003-91, and Rev. Rul. 2003-92 (no direct ownership by the public), JHT expects each insurance company separate account to be treated as owning (as a separate investment) its proportionate share of each asset of any fund in which it invests, provided that the fund qualifies as a regulated investment company. Therefore, each fund intends to meet the additional diversification requirements that are applicable to insurance company separate accounts under Subchapter L of the Code. These requirements generally provide that no more than 55% of the value of the assets of a fund may be represented by any one investment; no more than 70% by any two investments; no more than 80% by any three investments; and no more than 90% by any four investments. For these purposes, all securities of the same issuer are treated as a single investment and each United States government agency or instrumentality is treated as a separate issuer.

If a fund failed to qualify as a regulated investment company, owners of contracts based on the portfolio:

•	would be treated as owning shares of the fund (rather than their proportionate share of the assets of such portfolio) for purposes of the diversification requirements under Subchapter L of the Code, and as a result might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral, and
•	the fund would incur regular corporate federal income tax on its taxable income for that year and be subject to certain distribution requirements upon requalification.

In addition, if a fund failed to comply with the diversification requirements of the regulations under Subchapter L of the Code, owners of contracts based on the portfolio might be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Accordingly, compliance with the above rules is carefully monitored by the Adviser and the subadvisers and it is intended that each fund will comply with these rules as they exist or as they may be modified from time to time. Compliance with the tax requirements described above may result in a reduction in the return under a fund, since to comply with the above rules, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what the subadvisers might otherwise believe to be desirable.

Tax-Qualified and Non-Qualified Contracts

Certain of MFC’s life insurance subsidiaries (the “Insurance Companies”) are taxed as life insurance companies. Under current tax law rules, they include the investment income (exclusive of capital gains) of the separate accounts in their taxable income and take deductions for investment income credited to their “policyholder reserves.” They are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. The Insurance Companies do not currently charge the separate accounts for any resulting income tax costs, other than a “DAC tax charge” they impose against certain life insurance separate accounts to compensate them for the finance costs attributable to the acceleration of their income tax liabilities by reason of a “DAC tax adjustment.” They also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the funds. These benefits can be material. They do not pass these benefits through to the separate accounts, principally because: (i) the deductions and credits are allowed to the Insurance Companies and not the contract holders under applicable tax law; and (ii) the deductions and credits do not represent investment return on the separate account assets that is passed through to contract holders.

The Insurance Companies’ contracts permit the Insurance Companies to deduct a charge for any taxes they incur that are attributable to the operation or existence of the contracts or the separate accounts. Currently, the Insurance Companies do not anticipate making any specific charge for such taxes other than the DAC tax charge and state and local premium taxes. If the level of the current taxes increases, however, or is expected to increase in the future, the Insurance Companies reserve the right to make a charge in the future.

Holders of variable annuity contracts or variable life insurance policies should consult the prospectuses of their respective contracts or policies for information on the federal income tax consequences to such holders. In addition, variable contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in JHT, including the application of state and local taxes.

Foreign Investments

When investing in foreign securities or currencies, a fund may incur withholding or other taxes to foreign governments. Foreign tax withholding from dividends and interest, if any, is generally imposed at a rate between 10% and 35%. The investment yield of any fund that invests in foreign securities or currencies will be reduced by these foreign taxes. The foreign tax credit, if any, allowable with respect to such foreign taxes will not benefit owners of variable annuity or variable life insurance contracts who allocate investments to a fund of JHT.

Tax Implications for Insurance Contracts With Investments Allocated to JHT

For information regarding the tax implications for the purchaser of a variable annuity or life insurance contract who allocates investments to a fund of JHT, please refer to the prospectus for the contract.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. It is not intended to be a complete explanation or a substitute for consultation with individual tax advisors. The Code and Regulations are subject to change, possibly with retroactive effect. See “Additional Information Concerning Taxes” in the SAI for additional information on taxes.

Dividends

JHT intends to declare as dividends substantially all of the net investment income, if any, of each fund. Dividends from the net investment income and the net capital gain, if any, for each fund will be declared not less frequently than annually and reinvested in additional full and fractional shares of that fund or paid in cash.

The Money Market Trust B and Money Market Trust seek to maintain constant per share NAV of $1.00 and $10.00, respectively. Dividends from net investment income and net capital gain, if any, for each of these funds will be declared and reinvested, or paid in cash, as to a class daily so long as class income exceeds class expenses on each day. If class expenses exceed class income on any day, the fund will not pay a dividend on the class on that day. The fund will resume paying dividends on that class only when, on a future date, the accumulated net investment income of the class is positive. The accumulated net investment income for a class on any day is equal to the accumulated income attributable to that class less the accumulated expenses attributable to that class since the last payment of a dividend on that class. When a fund resumes paying a dividend on a class, the amount of the initial dividend will be the accumulated net investment income for the class on the date of payment. As a result of this policy, a fund: (1) on any given day, may pay a dividend on all of its classes, on none of its classes or on some but not all of its classes; (2) may not pay a dividend on one or more classes for one or more indeterminate periods which may be as short as a day or quite lengthy; and (3) may, during a period in which it does not pay a dividend on a class, have days on which the net investment income for that class is positive but is not paid as a dividend because the accumulated net investment income for the class continues to be negative. In addition, a shareholder who purchases shares of a class with a negative accumulated net investment income could hold those shares during a period of positive net investment income and never receive a dividend unless and until that accumulated positive net investment income exceeded the negative accumulated net investment income at the time of purchase.

Purchase and Redemption of Shares

Shares of each fund of JHT are offered continuously, without sales charge, at a price equal to their NAV. The distributor of the shares of JHT is John Hancock Distributors LLC. Shares of each fund of JHT are sold and redeemed at their NAV next computed after a purchase payment or redemption request is received by the shareholder from the contract owner or after any other purchase or redemption order is received by JHT. Depending upon the NAV at that time, the amount paid upon redemption may be more or less than the cost of the shares redeemed. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption. However, JHT may suspend the right of redemption or postpone the date of payment beyond seven days during any period when:

•	trading on the New York Stock Exchange (“NYSE”) is restricted, as determined by the SEC, or the NYSE is closed for other than weekends and holidays;
•	an emergency exists, as determined by the SEC, as a result of which disposal by JHT of securities owned by it is not reasonably practicable or it is not reasonably practicable for JHT fairly to determine the value of its net assets; or
•	the SEC by order so permits for the protection of security holders of JHT.

Calculation of NAV

The NAV of each Fund’s share class is determined once daily as of the close of regular trading of the New York Stock Exchange (NYSE) (typically 4:00 p.m., Eastern Standard Time) on each business day that the NYSE is open. On holidays or other days when the NYSE is closed, the NAV is not calculated and the Funds do not transact purchase or redemption requests. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission.

Each Fund’s (except Money Market Trust) share class has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of Fund shares outstanding for that class.

Valuation of Securities

Except as noted below, securities held by a Fund are primarily valued on the basis of market quotations or official closing prices. Securities held by the Money Market Trust and certain short-term debt instruments are valued on the basis of amortized cost. Shares of other open-end investments companies held by a Fund are valued based on the NAV of the underlying fund.

Fair Valuation of Securities. If market quotations or official closing prices are not readily available or do not accurately reflect fair value for a security or if a security’s value has been materially affected by events occurring before the Fund’s pricing time but after the close of the exchange or market on which the security is principally traded, the security will be valued at its fair value as determined in good faith by the Trustees. The Trustees have delegated the responsibility to fair value securities to the Fund’s Pricing Committee, and the actual calculation of a security’s fair value may be made by persons acting pursuant to the direction of the Trustees.

In deciding whether to a fair value a security, the Fund’s Pricing Committee may review a variety of factors, including:

in the case of foreign securities:

•	developments in foreign markets,
•	the performance of U.S. securities markets after the close of trading in the market, and
•	the performance of instruments trading in U.S. markets that represent foreign securities or baskets of foreign securities.

in the case of fixed income securities:

•	actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets.

in the case of all securities:

•	political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded,
•	announcements relating to the issuer of the security concerning matters such as trading suspensions, acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry, and
•	events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets).

Fair value pricing of securities is intended to help ensure that a Fund’s NAV reflects the fair market value of the Fund’s portfolio securities as of the close of regular trading on the NYSE (as opposed to a value that is no longer reflects market value as of such close), thus limiting the opportunity for aggressive traders or market timers to purchase shares of the Fund at deflated prices reflecting stale security valuations and promptly sell such shares at a gain thereby diluting the interests of long-term shareholders. However, a security’s valuation may differ depending on the method used for determining value, and no assurance can be given that fair value pricing of securities will successfully eliminate all potential opportunities for such trading gains. The use of fair value pricing has the effect of valuing a security based upon the price the Fund might reasonably expect to receive if it sold that security in an orderly transaction between market participants but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty and subjective nature of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a readily available market price for the investment existed, and these differences could be material. With respect to any portion of a Fund’s assets that is invested in other open-end investment companies, that portion of the Fund’s NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that other investment company.

Disruptive Short Term Trading

None of the funds is designed for short-term trading (frequent purchases and redemption of shares) or market timing activities, which may increase portfolio transaction costs, disrupt management of a fund (affecting a subadviser’s ability to effectively manage a fund in accordance with its investment objective and policies) and dilute the interest in a fund held for long-term investment (“Disruptive Short-Term Trading”).

The Board of Trustees has adopted procedures to deter Disruptive Short-Term Trading and JHT seeks to deter and prevent such trading through several methods:

First, to the extent that there is a delay between a change in the value of a fund’s holdings, and the time when that change is reflected in the NAV of the fund’s shares, the fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. JHT seeks to deter and prevent this activity, sometimes referred to as “market timing” or “stale price arbitrage,” by the appropriate use of “fair value” pricing of the funds’ portfolio securities. See “Purchases and Redemption of Shares” above for further information on fair value pricing.

Second, management of JHT will monitor purchases and redemptions of JHT shares either directly or through procedures adopted by the affiliated insurance companies that use JHT as their underlying investment vehicle. If management of JHT becomes aware of short-term trading that it believes, in its sole discretion, is having or may potentially have the effect of materially increasing portfolio transaction costs, significantly disrupting portfolio management or significantly diluting the interest in a fund held for long-term investment i.e. Disruptive Short-Term Trading, JHT may impose restrictions on such trading as described below.

Pursuant to Rule 22c-2 under the 1940 Act, JHT and each insurance company that uses JHT as an underlying investment vehicle have entered into information sharing agreements under which the insurance companies are obligated to: (i) adopt, and enforce during the term of the agreement, a short-term trading policy the terms of which are acceptable to JHT; (ii) furnish JHT, upon its request, with information regarding contract holder trading activities in shares of JHT; and (iii) enforce its short-term trading policy with respect to contract holders identified by JHT as having engaged in Disruptive Short-Term Trading. Further, when requested information regarding contract holder trading activities is in the possession of a financial intermediary rather than the insurance company, the agreement obligates the insurance company to undertake to obtain such information from the financial intermediary or, if directed by JHT, to cease to accept trading instructions from the financial intermediary for the contract holder.

Investors in JHT should note that insurance companies have legal and technological limitations on their ability to impose restrictions on Disruptive Short-Term Trading that the ability to restrict Disruptive Short-Term Trading and the restrictions on Trading may vary among insurance companies and by insurance product. Investors should also note that insurance company separate accounts and omnibus or other nominee accounts, in which purchases and sales of fund shares by multiple investors are aggregated for presentation to a fund on a net basis, inherently make it more difficult for JHT to identify short-term transactions in a fund and the investor who is effecting the transaction. Therefore, no assurance can be given that JHT will be able to impose uniform restrictions on all insurance companies and all insurance products or that it will be able to successfully impose restrictions on all Disruptive Short-Term Trading. If JHT is unsuccessful in restricting Disruptive Short-Term Trading, the affected funds may incur higher brokerage costs, may maintain higher cash levels (limiting their ability to achieve their investment objective and affecting the subadviser’s ability to effectively manage them) and may be exposed to dilution with respect to interests held for long-term investment.

Market timers may target funds with the following types of investments:

1. Funds with significant investments in foreign securities traded on markets that close before the fund determines its NAV.

2. Funds with significant investments in high yield securities that are infrequently traded; and

3. Funds with significant investments in small cap securities.

Market timers may also target funds with other types of investments for frequent trading of shares.

Policy Regarding Disclosure of Fund Portfolio Holdings

The SAI contains a description of JHT’s policies and procedures regarding disclosure of JHT portfolio holdings. (See “Procedures Regarding Disclosure of Trust Portfolio Holdings”)

Each of the funds of funds invests in shares of other funds. The holdings of each fund of funds in other funds will be posted to the website listed below within 30 days after each calendar quarter end and within 30 days after any material changes are made to the holdings of a fund of funds. In addition, the ten largest holdings of each fund will be posted to the website listed below 30 days after each calendar quarter end. The information described above will remain on the website until the date JHT files its Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. JHT’s Form N-CSR and Form N-Q will contain each fund’s entire portfolio holdings as of the applicable calendar quarter end.

www.jhannuities.com/FundPerformance/FundPerformance.aspx

Purchasers of Shares of JHT

Shares of JHT may be sold to insurance company separate accounts for both variable annuity and variable life insurance contracts. Due to differences in tax treatments and other considerations, the interests of various contract owners participating in JHT may conflict. The Board of Trustees of JHT will monitor events in order to identify the existence of any material irreconcilable conflicts and determine what action, if any, should be taken in response to any such conflict.

Broker Compensation and Revenue Sharing Arrangements

Insurance companies and their SEC registered separate accounts may use JHT as an underlying investment medium for their variable annuity contracts and variable life insurance policies (“Variable Products”). Distributors of such variable products pay compensation to authorized broker-dealers for the sale of the contracts and policies. These distributors may also pay additional compensation to, and enter into revenue sharing arrangements with, certain authorized broker-dealers. For a description of these compensation and revenue sharing arrangements, see the prospectuses and statements of additional information of the Variable Products. The compensation paid to broker-dealers and the revenue sharing arrangements may be derived, in whole or in part, through 12b-1 distribution fees or through the Adviser’s profit on the advisory fee.

John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York (the “John Hancock Insurance Companies”) and certain of their separate accounts that are exempt from SEC registration may use Series I shares of JHT as an underlying investment medium for exempt group annuity contracts (“Group Contracts”) issued to certain qualified retirement plans (the “Plans”). John Hancock Insurance Companies and their affiliates pay compensation to broker-dealers and insurance agents for the sale of the Group Contracts and also pay compensation to third party administrators (“TPAs”) for the services they provide in connection with the administration of the Plans. To the extent the Insurance Companies and their affiliates pay additional compensation to, and enter into revenue sharing arrangements with, certain broker-dealers, agents or TPAs, JHT understands that the John Hancock Insurance Companies disclose such compensation and arrangements to the Plans. JHT also understands that, in the case of Group Contracts issued by John Hancock Insurance Companies, any such compensation or amounts paid under revenue sharing arrangements may be derived, in whole or in part, through 12b-1 distribution fees or through the Adviser’s profit on the advisory fee.

JOHN HANCOCK TRUST
FINANCIAL HIGHLIGHTS

The financial highlights table below for each fund is intended to help investors understand the financial performance of the fund for the past five years (or since inception in the case of a fund in operation for less than five years.) Certain information reflects financial results for a single share of a fund. The total returns presented in the table represent the rate that an investor would have earned (or lost) on an investment in a particular fund (assuming reinvestment of all dividends and distributions). The total return information shown in the Financial Highlights tables does not reflect the fees and expenses of any separate account which may use JHT as its underlying investment medium or of any variable insurance contract that may be funded in such a separate account. If these fees and expenses were included, the total return figures for all periods shown would be reduced.

The financial statements of JHT as of December 31, 2008, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The report of PricewaterhouseCoopers LLP is included, along with JHT’s financial statements, in JHT’s annual report which has been incorporated by reference into the SAI and is available upon request.

Per share operating performance for a share outstanding throughout the period														Ratios and supplemental data
		Income (loss) from investment operations				Less distributions								Ratios to average net assets
																	Ratio
																	of net
														Ratio		Ratio	investment
	Net asset	Net		Net realized						Net asset				of gross		of net	income
	value,	investment		and unrealized	Total from	From net	From net	From		value,				expenses		expenses	(loss) to		Net assets,
	beginning	income		gain (loss) on	investment	investment	realized	capital	Total	end of		Total		to average		to average	average		end of	Portfolio
	of period	(loss)		investments	operations	income	gain	paid-in	distributions	period		return		net assets		net assets	net assets		period	turnover
Period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)		(%)		(%)		(%)	(%)		(in millions)	(%)
Mid Cap Index Trust
Series II
12-31-2008	17.36	0.14	[1]	(6.34)	(6.20)	(0.11)	(0.40)	—	(0.51)	10.65		(36.56)[2,3]		0.75	[4]	0.75	0.91		68	41
12-31-2007	18.75	0.15	[1,5]	1.23	1.38	(0.20)	(2.57)	—	(2.77)	17.36	[6]	7.39	[2,3,6]	0.75	[4]	0.74	0.73	[5]	103	29
12-31-2006	17.98	0.16	[1]	1.51	1.67	(0.08)	(0.82)	—	(0.90)	18.75		9.44	[2,3]	0.77	[4]	0.77	0.86		81	15	[7]
12-31-2005	16.72	0.13	[1]	1.76	1.89	(0.06)	(0.57)	—	(0.63)	17.98		11.79	[2]	0.77		0.77	0.74		63	19
12-31-2004	14.52	0.06	[1]	2.21	2.27	(0.05)	(0.02)	—	(0.07)	16.72		15.65	[2]	0.77		0.77	0.43		59	16

1.Based on the average of the shares outstanding.
2.Assumes dividend reinvestment.
3.Total returns would have been lower had certain expenses not been reduced during the periods shown.
4.Does not take into consideration expense reductions during the periods shown.
5.Net investment income/loss per share and ratio of net investment income/loss to average net assets reflects special dividends received by the Portfolio which amounted to the following amounts:

			Percentage of
Portfolio	Series	Per share	average net assets

Mid Cap Index	I	$0.04	0.21%
	II	$0.04	0.16%
	NAV	$0.05	0.25%

6.Payments from Affiliates increased the end of period net asset value by less than $0.01 for Series II and the total return by less than 0.01% for Series II. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $17.36 and 7.39% for Series II.

JOHN HANCOCK TRUST
FINANCIAL HIGHLIGHTS

7.Excludes merger activity.

APPENDIX A

SCHEDULE OF MANAGEMENT FEES

Set forth below is the schedule of the annual percentage rates of the management fees for the funds. For certain funds the advisory or management fee for the fund is calculated by applying to the net assets of the fund an annual fee rate, which is determined based on the application of the annual percentage rates for the fund to the “Aggregate Net Assets” of the fund. Aggregate Net Assets of a fund include the net assets of the fund, and in most cases, the net assets of one or more other John Hancock Fund Complex funds (or portions thereof) indicated below that have the same subadviser as the fund. If a fund and such other fund(s) (or portions thereof) cease to have the same subadviser, their assets will no longer be aggregated for purposes of determining the applicable annual fee rate for the fund.

Fund	APR	Advisory Fee Breakpoint

International Small Company Trust	1.00%	— first $100 million; and
	0.95%	— excess over $100 million. (Aggregate Net Assets include the net assets of the fund and the International Small Company Fund, a series of JHF II)

Mid Cap Index Trust	0.49%	— first $250 million;
	0.48%	— next $250 million; and
	0.46%	— excess over $500 million. (Aggregate Net Assets include the net assets of the fund and the Mid Cap Index Fund, a series of JHF II)

Smaller Company Growth Trust	1.10%	— first $125 million;
	1.05%	— next $250 million;
	1.00%	— next $625 million; and
	0.95%	— excess over $1 billion.

.

FOR MORE INFORMATION

The following documents are available, which offer further information on JHT:

Annual/Semi-Annual Report to Shareholders

Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors’ report (in annual report only).

Statement of Additional Information

The SAI contains more detailed information on all aspects of the Funds. The SAI includes a summary of JHT’s policy regarding disclosure of portfolio holdings as well as legal and regulatory matters. The current SAI has been filed with the SEC and is incorporated by reference into (and is legally a part of) this Prospectus.

To request a free copy of the current annual/semiannual report or the SAI, please contact John Hancock:

By mail: John Hancock Trust
601 Congress Street
Boston, MA 02210

By phone: 1-800-344-1029

On the Internet:  www.jhlifeinsurance.com or www.jhannuities.com

Or You May View or Obtain These Documents and Other Information

About the Fund from the SEC:

By mail: Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102
(duplicating fee required)

In person: at the SEC’s Public Reference Room in Washington, DC
For access to the Reference Room call 1-800-SEC-0330

By electronic request: publicinfo@sec.gov
(duplicating fee required)

On the Internet: www.sec.gov

1940 Act File No. 811-04146